                                                                    Exhibit 4.17

                               AMENDMENT NO. 3 TO
                          REGISTRATION RIGHTS AGREEMENT

     AMENDMENT NO. 3 TO REGISTRATION RIGHTS AGREEMENT (this "Amendment") dated as of November 20, 2002 by and among Concentra Inc., a Delaware corporation formerly known as Concentra Managed Care, Inc. (the "Company"), the several persons signatory hereto and named on Schedule I hereto under the heading "Schedule I Purchasers" and the several persons signatory hereto and named on
Schedule II hereto under the heading "FFC Purchasers". Capitalized terms used in this Amendment which are not otherwise defined herein shall have the meanings ascribed to them in the Registration Rights Agreement referred to below.

                              W I T N E S S E T H:

     WHEREAS, the Company, the several persons named on Schedule I hereto under the heading "Schedule I Purchasers" (the "Schedule I Purchasers") and the several persons named on Schedule II hereto under the heading "FFC Purchasers" (the "FFC Purchasers" and, together with the Schedule I Purchasers, collectively, the "Purchasers") are parties to a Registration Rights Agreement dated as of August 17, 1999 (the "Registration Rights Agreement");

     WHEREAS, on November 1, 2001, the Company issued to certain of its existing shareholders an aggregate 2,266,546 shares of Company Common Stock and warrants to acquire an aggregate 771,277 additional shares of Company Common Stock and, in connection therewith, the Registration Rights Agreement was amended by Amendment No. 1 thereto dated as of November 1, 2001 to provide for certain registration matters relating to such 2,266,546 shares of Company Common Stock and the 771,277 shares of Company Common Stock issuable upon exercise of such warrants;

     WHEREAS, in connection with the Company's November 2001 acquisition of National Health Resources, Inc. (the "NHR Merger"), the Registration Rights Agreement was further amended by Amendment No. 2 thereto dated as of November 5, 2001 to permit the Company to grant certain registration rights with respect to shares of Company Common Stock issued by the Company in the NHR Merger;

     WHEREAS, the Company proposes to issue an aggregate 1,515,152 shares of Company Common Stock (the "New Common Shares") pursuant to the terms and conditions of a Stock Purchase Agreement (the "Stock Purchase Agreement") dated as of the date hereof among the Company and the purchasers named therein (the "Purchasing Stockholders");

     WHEREAS, upon the issuance of the New Common Shares, each Purchaser will own the number of shares of Company Common Stock, Company Class A Common Stock and/or New Warrants, as the case may be, appearing opposite the name of such Purchaser on Schedule I or Schedule II hereto, as the case may be;

     WHEREAS, it is a condition to the respective obligations of the Company and the Purchasing Stockholders under the Stock Purchase Agreement that this Amendment be executed and delivered by the Company and each of the Purchasing Stockholders, including (i) the holders of a majority in interest of the Restricted Stock currently held by the Schedule I Purchasers and (ii) the holders of a majority in interest of the Restricted Stock currently held by the FFC Purchasers;

     WHEREAS, the parties hereto desire to execute and deliver this Amendment in order to fulfill such condition and to provide for certain registration matters relating to the New Common Shares;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties hereto hereby agree as follows:

     SECTION 1. Amendments to Registration Rights Agreement. The Registration Rights Agreement is amended as follows:

          (a) Section 1 of the Registration Rights Agreement is amended by deleting the definition of New Common Shares appearing therein and inserting in the appropriate alphabetical order the following new definition:

               "'New Common Shares' shall mean the `New Common Shares' referred to in Amendment No. 1 to this Agreement dated as of November 1, 2001 and the `New Common Shares' referred to in Amendment No. 3 to this Agreement dated as of November 20, 2002."

          (b) Schedule I to the Registration Rights Agreement is deleted in its entirety and replaced by Schedule I to this Amendment.

          (c) Schedule II to the Registration Rights Agreement is deleted in its entirety and replaced by Schedule II to this Amendment.

          (d) All references to "FFT" or to the "FFT Purchasers" contained in the Registration Rights Agreement shall be deleted and replaced by references to "FFC" or to the "FFC Purchasers", as applicable.

     SECTION 2. Miscellaneous.

          (a) This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

          (b) This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (c) Headings and section reference numbers in this Amendment are for reference purposes only and shall not in any way affect the meaning or interpretation of this Amendment.

          (d) This Amendment is limited precisely as written and shall not be deemed to be a modification, acceptance or waiver of any other term, condition or provision of the Registration Rights Agreement.

     IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment No. 3 to Registration Rights Agreement, all as of the day and year first above written.

                                            CONCENTRA INC.


                                            By:  /s/ Richard A. Parr II
                                                 -----------------------
                                                 Richard A. Parr II
                                                 Executive Vice President,
                                                 General Counsel and Secretary


                       [PURCHASER SIGNATURE PAGES FOLLOW]

Address for Notices:                    The Purchasers:

c/o Welsh, Carson, Anderson & Stowe     WELSH, CARSON, ANDERSON & STOWE VIII,
                                        L.P.
320 Park Avenue                         By:  WCAS VIII Associates, L.L.C.,
Suite 2500                                    General Partner
New York, NY 10022
Attention: Jonathan Rather              By:    /s/ Jonathan M. Rather
Facsimile: (212) 893-9548                  -------------------------------------
                                             Managing Member

                                        WELSH, CARSON, ANDERSON & STOWE VI, L.P.
                                        By:  WCAS VI ASSOCIATES, L.L.C.
                                             General Partner

                                        By:  /s/ Jonathan M. Rather
                                           -------------------------------------
                                             Jonathan M. Rather
                                             Attorney-in-Fact

                                        WCAS MANAGEMENT CORP.

                                        By:  /s/ Jonathan M. Rather
                                           -------------------------------------
                                             Jonathan M. Rather
                                             Treasurer

                                        John Almeida, Jr.
                                        Bruce K. Anderson
                                        David F. Bellet
                                        Russell L. Carson
                                        Anthony J. deNicola
                                        James B. Hoover
                                        D. Scott Mackesy
                                        Thomas E. McInerney
                                        Robert A. Minicucci
                                        Priscilla A. Newman
                                        Andrew M. Paul
                                        Paul B. Queally
                                        Jonathan M. Rather
                                        Richard H. Stowe
                                        Sean M. Traynor
                                        Laura M. VanBuren
                                        Patrick J. Welsh


                                        By:  /s/ Jonathan M. Rather
                                           -------------------------------------
                                             Jonathan M. Rather, Individually
                                             and as Attorney- in-Fact

                                              /s/ James D. Hann
                                        ----------------------------------------
                                            James D. Hann


                                              /s/ William G. Payne
                                        ----------------------------------------
                                            William G. Payne


                                              /s/ Kurt Anderson
                                        ----------------------------------------
                                            Kurt Anderson


                                              /s/ Arthur Canario, M.D.
                                        ----------------------------------------
                                            Arthur Canario, M.D.


                                              /s/ David Cardelle
                                        ----------------------------------------
                                            David Cardelle

                                              /s/ James Doody
                                        ----------------------------------------
                                            James Doody


                                              /s/ Steven E. Nelson
                                        ----------------------------------------
                                            Steven E. Nelson


                                              /s/ Robert Seeds
                                        ----------------------------------------
                                            Robert Seeds

                                              /s/ Timothy Smith
                                        ----------------------------------------
                                            Timothy Smith
c/o Leeway & Co. (AT&T)                     J.P. MORGAN DIRECT CORPORATE FINANCE
J.P. Morgan Investment Management           INSTITUTIONAL INVESTORS LLC
522 5/th/ Avenue, 13/th/ Floor
New York, NY 10036
Attention: Robert Kiss                      By:  /s/ Robert E. Kiss
Facsimile: 212-837-1301                        ---------------------------------
                                                 Name:  Robert E. Kiss
                                                 Title: Portfolio Manager


                                            J.P. MORGAN DIRECT CORPORATE FINANCE
                                            PRIVATE INVESTORS LLC


                                            By:  /s/ Robert E. Kiss
                                               ---------------------------------
                                                 Name:  Robert E. Kiss
                                                 Title: Portfolio Manager


                                            522 FIFTH AVENUE FUND, L.P.

                                            By:  /s/ Robert E. Kiss
                                               ---------------------------------
                                                 Name:  Robert E. Kiss
                                                 Title: Portfolio Manager
c/o CMS Companies                   CMS PEP XIV CO-INVESTMENT SUBPARTNERSHIP
1926 Arch Street
Philadelphia, PA 19103
Attention: Rick Mitchell
Facsimile: (215) 246-3083

                                    By:    /s/ Richard A. Mitchell
                                      ---------------------------------------
                                           Richard A. Mitchell
                                           Authorized Representative



                                    CMS CO-INVESTMENT SUBPARTNERSHIP II



                                    By:    /s/ Richard A. Mitchell
                                      ---------------------------------------
                                           Richard A. Mitchell
                                           Authorized Representative


                                    CMS DIVERSIFIED PARTNERS, L.P.


                                    By:    /s/ Richard A. Mitchell
                                      ---------------------------------------
                                           Richard A. Mitchell
                                           Authorized Representative
c/o Hamilton Lane                 HAMILTON LANE PRIVATE EQUITY PARTNERS, L.P.
GSB Building
One Belmont Avenue, 9/th/ Floor   By:  HLSP Investment Management, LLC,
Bala Cynwyd, PA 19042                  its General Partner
Attention: Bradley Atkins
Facsimile: (610) 617-9853         By:  Hamilton Lane Investment Holdings, L.L.C.

                                  By:  Hamilton Lane Advisors, L.L.C.


                                  By:      /s/ Mario L. Giannini
                                       -------------------------------------
                                           Mario L. Giannini
                                           CEO


                                  HAMILTON LANE PRIVATE EQUITY FUND, PLC


                                  By:      /s/ Mario L. Giannini
                                       -------------------------------------
                                           Mario L. Giannini
                                           Director


                                  By:      /s/ Leslie A. Brun
                                       -------------------------------------
                                           Leslie A. Brun
                                           Director
c/o Nassau Capital Funds, L.P.      NASSAU CAPITAL PARTNERS III L.P.
22 Chambers Street, 2/nd/ Floor
Princeton, NJ 08542
Attention: Jeffrey Tuder            By:        /s/ Robert Honstein
Facsimile: (609) 924-8887              -----------------------------------------
                                             Name: Robert Honstein
                                             Title:


                                    NASSAU CAPITAL PARTNERS IV, L.P.


                                    By:        /s/ Robert Honstein
                                       -----------------------------------------
                                             Name: Robert Honstein
                                             Title:

                                    NAS PARTNERS LLC


                                    By:        /s/ Robert Honstein
                                       -----------------------------------------
                                             Name: Robert Honstein
                                             Title:

c/o Portfolio Advisors, LLC         A.S.F. CO-INVESTMENT PARTNERS, L.P.
9 Old Kings Highway South           By:  PAF 10/98, LLC
Darien, CT 06820                    By:  Old Kings I, LLC, as Managing Member
Attention: Jonathan Murphy
Facsimile: (203) 662-0013
                                    By:  /s/  Jonathan F. Murphy
                                       -----------------------------------------
                                         Name: Jonathan F. Murphy
                                         Title: Managing Member

51 Madison Avenue, Suite 3009     NEW YORK LIFE CAPITAL PARTNERS, L.P.
New York, NY 10010                By: NYLCAP Manager LLC, its Investment Manager
Attention: Steven Benevento
Facsimile: (212) 576-5591
                                  By:      /s/ Steven Benevento
                                     -----------------------------------------
                                       Name: Steven Benevento
                                       Title:

                                    FERRER FREEMAN & COMPANY, LLC

                                    on behalf of FFC PARTNERS I, L.P.
                                    and as its General Partner

                                    By:    /s/ Carlos A. Ferrer
                                       -----------------------------------------
                                           Carlos A. Ferrer
                                           Manager

                                       and

                                    on behalf of FFC EXECUTIVE PARTNERS I,
                                    L.P. and as its General Partner


                                    By:    /s/ Carlos A. Ferrer
                                       -----------------------------------------
                                           Carlos A. Ferrer
                                           Manager



                                       and


                                    on behalf of FFC PARTNERS II, L.P.
                                    and as its General Partner

                                    By:    /s/ Carlos A. Ferrer
                                       -----------------------------------------
                                           Carlos A. Ferrer
                                           Manager

                                                                      SCHEDULE I

                              Schedule I Purchasers


                                  See attached.

Address for Schedule I Purchasers:

c/o  Welsh, Carson, Anderson & Stowe
     320 Park Avenue, Suite 2500
     New York, New York 10022
     Attention: Paul B. Queally
     Telecopy: (212) 893-9566

                                                                     SCHEDULE II

                                 FFC Purchasers


                                  See attached.


Address for FFC Purchasers:

c/o   Ferrer Freeman & Co.
        The Mill
        10 Glenville Street
        Greenwich, Connecticut 06831
        Attention: Carlos Ferrer
        Telecopy: (203) 532-8016